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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                FORM 8-K/A No. 1


                                  AMENDMENT TO
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 4, 1997
                                                  ----------------




                             MEDICAL RESOURCES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      0-20440                   13-3584552
         --------                      -------                   ----------
(State of other jurisdiction      (Commission File              (IRS Employer
     of incorporation)                 Number)               Identification No.)


15 State Street, Hackensack, NJ                     07601
-----------------------------------               --------
(Address of principal executive offices)          Zip Code




Registrant's telephone number, including area code: (201) 488-6230
                                                    --------------


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Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         On December 4, 1997, Coopers & Lybrand LLP ("Coopers & Lybrand") resigned as auditor of Medical Resources, Inc. (the "Company").

         In connection with the audit of the Company's financial statements for the fiscal year ended December 31, 1996 and in the subsequent interim period (the "Reporting Period"), there were no matters of disagreement with Coopers & Lybrand on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Coopers & Lybrand, would have caused Coopers & Lybrand to make reference thereto in their report. During the Reporting Period, Coopers & Lybrand's report on the Company's financial statements did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

         The Company has requested Coopers & Lybrand to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated December 23, 1997, is filed as an exhibit to this Form 8-K/A.

         The Company has engaged Ernst & Young, LLP ("Ernst & Young") to audit the financial statements of the Company. The Company engaged Ernst & Young on December 8, 1997. Ernst & Young had previously served as the Company's independent auditors for the fiscal years ended December 31, 1994 and 1995.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c)  Exhibits:

         The following Exhibits are filed as part of this report.

         Exhibit       16  Letter  of  Coopers  &  Lybrand  LLP   regarding  its
                       concurrence with the disclosure under Item 4 of this Form 8-K/A.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         MEDICAL RESOURCES, INC.



Dated:  December 24, 1997                By:      /s/ Lawrence Ramaekers
                                            ------------------------------------
                                         Name:    Lawrence Ramaekers
                                         Title:   Acting Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------


16.1            Letter of Coopers & Lybrand LLP to the
                Securities and Exchange Commission



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